Exhibit 99.B(16)

POWER OF ATTORNEY

The undersigned Trustee/Director and Officer, on behalf of the following Registered Investment Company, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Trustee/Director and Officer, and in the name of such undersigned Trustee/Director and Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Mutual Funds	Proposed reorganization of Voya Global Natural Resources Fund with and into Voya Global Value Advantage Fund
Voya Variable Portfolios, Inc.	Proposed reorganization of Voya Global Resources Portfolio with and into Voya Global Value Advantage Portfolio
Voya Variable Portfolios, Inc.	Proposed reorganization of Voya International Value Portfolio with and into Voya Global Value Advantage Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of September 11, 2014, and shall be deemed an original.

/s/ Shaun P. Mathews ____________________________________________ Shaun P. Mathews Trustee/Director and President and Chief Executive Officer

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Mutual Funds	Proposed reorganization of Voya Global Natural Resources Fund with and into Voya Global Value Advantage Fund
Voya Variable Portfolios, Inc.	Proposed reorganization of Voya Global Resources Portfolio with and into Voya Global Value Advantage Portfolio
Voya Variable Portfolios, Inc.	Proposed reorganization of Voya International Value Portfolio with and into Voya Global Value Advantage Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of September 11, 2014, and shall be deemed an original.

/s/ Todd Modic Todd Modic Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

POWERS OF ATTORNEY

The undersigned Directors, on behalf of the following Registered Investment Company, each constitute and appoint Huey P. Falgout, Jr., Paul A. Caldarelli, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for each undersigned Director, and in the name of such undersigned Director and in the capacities indicated below, as the case may be, the Registration Statements on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statements under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Variable Portfolios, Inc.	Proposed reorganization of Voya International Value Portfolio with and into Voya Global Value Advantage Portfolio

These Powers of Attorney, which shall not be affected by the disability of any or all of the undersigned, are executed and effective as of September 11, 2014 and may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Colleen D. Baldwin ______________________ Colleen D. Baldwin Director	/s/ Russell H. Jones _______________________ Russell H. Jones Director
/s/ John V. Boyer _______________________ John V. Boyer Director	/s/ Patrick W. Kenny _______________________ Patrick W. Kenny Director
/s/ Patricia W. Chadwick _______________________ Patricia W. Chadwick Director	/s/ Joseph E. Obermeyer _______________________ Joseph E. Obermeyer Director
/s/ Albert E. Deprince, Jr. _______________________ Albert E. DePrince, Jr. Director	/s/ Sheryl K. Pressler _______________________ Sheryl K. Pressler Director
/s/ Peter S. Drotch _______________________ Peter S. Drotch Director	/s/ Roger B. Vincent _______________________ Roger B. Vincent Director
/s/ J. Michael Earley _______________________ J. Michael Earley Director